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SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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OPHTHALIX INC.

(Name of the Company as Specified in its Charter)

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OPHTHALIX INC.

1656 Reunion Avenue, Suite 250

South Jordan, UT 84095

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2012

April 27, 2012

Dear Stockholders:

The 2012 Annual Meeting of Stockholders of OphthaliX Inc. (the “Company”) will be held at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095, at 8:00 am, local time, on May 30, 2012, for the following purposes:

1.

The election of four directors to serve on the Company’s board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.

The ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“Ernst & Young”) to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2012; and

3.

Such other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.

The close of business on April 27, 2012 has been fixed by our board of directors as the record date for determining the holders of our common stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.  Each share of common stock is entitled to one vote per share.  For ten days prior to the meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the annual meeting, during ordinary business hours at the principal office of the Company and meeting location, 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095.

We are not soliciting proxies for this annual meeting.  However, all stockholders are welcome to attend the meeting and vote in person.

By Order of the Board of Directors,

/s/ Ronen Kantor

Ronen Kantor

Secretary

OPHTHALIX INC.

2012 ANNUAL MEETING OF STOCKHOLDERS

APRIL 27, 2012

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

This Information Statement contains information related to the Company’s 2012 annual meeting of stockholders to be held at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095, at 8:00 am, local time, on May 30, 2012, and at any adjournments or postponements thereof.  The approximate date that this Information Statement, the preceding Notice of Annual Meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, are first being made available to stockholders is April 27, 2012.  We are making this Information Statement available to our stockholders for use at the annual meeting.  You should review this Information Statement in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

TABLE OF CONTENTS

GENERAL INFORMATION

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

2

NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS

3

EXECUTIVE COMPENSATION

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

8

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

10

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

11

SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID

12

ANNUAL REPORT

12

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING OF CERX STOCKHOLDERS

12

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

12

SHAREHOLDERS SHARING AN ADDRESS

13

OTHER MATTERS

13

WHERE YOU CAN FIND MORE INFORMATION

13

GENERAL INFORMATION

Meeting Information

The annual meeting of stockholders of OphthaliX Inc. (“OPLI,” the “Company,” “we,” “our” or “us”) will be held at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095, beginning at 8:00 am, local time, on May 30, 2012.

Who May Vote

You are entitled to vote in person at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m.) on April 27, 2012, the record date of the annual meeting (“Record Date”).  On the Record Date, 46,985,517 shares of our common stock were issued and outstanding and held by approximately 23 holders of record.  Holders on the Record Date of our common stock which are (i) held directly in your name as the stockholder of record or (ii) held for you as the beneficial owner through a stockbroker, bank or other nominee, are entitled to one vote per share at the annual meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

How To Vote

Holders of record may vote in person at the meeting by ballot or grant a proxy to another person to vote in your place.  If your shares are not held of record in your name, you must obtain a proxy from the record holder, usually a broker or other nominee, in order to vote in person at the meeting.

Voting Rights

The holders of outstanding shares of our common stock will vote as a single class.  Each share of common stock will entitle the holder to one vote per share.  On the Record Date we had outstanding 46,985,517 shares of common stock which would permit 46,985,517 votes at the annual meeting.

Quorum

The presence at the annual meeting of the holders of at least 33.33% of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, outstanding on the record date will constitute a quorum.  Abstentions are counted as present for the purpose of determining the presence of a quorum.  A broker who holds shares in nominee or “street name” for a customer who is the beneficial owner of those shares may be prohibited from voting those shares in person on any proposal to be voted on at the annual meeting without specific instructions from such customer with respect to such proposal.

Votes Needed

Proposal 1: Election of Directors.  The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of each of the four director nominees.  You may vote “for” or “against” one or more director nominees or you may “abstain” as to one or more director nominees.  A properly executed ballot marked “abstain” as to the election of one or more director nominees will not be counted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  Stockholders do not have the right to cumulate their votes for directors.

Proposal 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2012.  A properly executed ballot marked “abstain” with respect to this proposal will not be counted, although it will be counted for purposes of determining whether there is a quorum.  Abstentions will have the same effect as a vote against this proposal.

As of the Record Date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 299,236 shares of our common stock, which represented approximately 0.63% of our outstanding common stock on that date.  All of these persons have indicated they and their affiliates will vote their shares in favor of the four director nominees and the other proposal, in which event each of the nominees would be re-elected and the ratification of Ernst & Young would be approved without further shareholder votes.

Appraisal Rights

Under Delaware law, our stockholders would not be entitled to rights of dissent and appraisal with respect to the proposed items to be voted upon.

Other Matters

The board of directors does not know of any other matter that will be presented for your consideration at the meeting other than the two proposals described herein.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

At the annual meeting, four nominees will be elected as directors.  Our board of directors currently consists of four members, all of whom are standing for re-election at the annual meeting.  The directors elected at the annual meeting will serve until the earlier of (i) the next annual meeting where directors will be appointed, (ii) such director’s successor is elected and qualified, or (iii) until such director’s earlier resignation or removal.

Our board of directors has nominated each of Pnina Fishman, Ilan Cohn, Guy Regev, and Roger Kornberg to stand for re-election at the annual meeting.

When analyzing whether directors and nominees have the experience, qualifications, attributes and skills, individually and taken as a whole, the board of directors focus on the information as summarized in each of the directors’ individual biographies set forth beginning on page 3 in this Information Statement.  The board selected Dr. Fishman to serve as a director because of her extensive scientific track record, biotechnology management expertise, preclinical and clinical trials management capabilities and her deep acquaintance with Can-Fite and its technology.  The board selected Mr. Cohn to serve as a director because of his expertise in intellectual property and licensing transactions, his business development experience and his deep acquaintance with Can-Fite and its technology.  The board selected Mr. Regev to serve as a director because of his financial background and experience in accounting, financial and general management.  The board selected Mr. Kornberg to serve as a director because of his academic and practical experience in the pharmaceutical industry and his world renown as a leading scientist.

These director nominees will be voted upon by the holders of our common stock at the annual meeting.

We expect each of the four director nominees to be able to serve, if elected.  If any nominee is not able to serve, ballots will be counted to determine the election of the remainder of those nominated.

Each director nominee so elected at the annual meeting will hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.

Vote Required and Recommendation of Our Board of Directors

The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of each of the four director nominees.  You may vote “for” or “against” one or more director nominees or you may “abstain” as to one or more director nominees.  A properly executed ballot marked “abstain” as to the election of one or more director nominees will not be counted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  Stockholders do not have the right to cumulate their votes for directors.

Our board of directors unanimously recommends that you vote “FOR” the election of each of the director nominees named above.

NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS

Current Management

The following table sets forth as of April 27, 2012, the name and age of, and position or positions held by, our executive officers and directors and nominees (*all of whom are incumbent directors) to be elected at the annual meeting and the employment background of these persons:

Name	Age	Position(s)	Director Since	Employment Background
Pnina Fishman, Ph.D.*	62	Chairman of the Board, Chief Executive Officer	2011

Pnina Fishman, Ph.D. co-founded Can-Fite, has served as Chief Executive Officer of Can-Fite since September 2005 and is a Can-Fite board member.  She has served as our Chief Executive Officer since November 21, 2011.  Dr. Fishman is the scientific founder of Can-Fite and was previously a professor of Life Sciences and headed the Laboratory of Clinical and Tumor Immunology at the Felsenstein Medical Research Institute, Rabin Medical Center, Israel.  Dr. Fishman has authored or co-authored over 150 publications and presented the findings of her research at many major scientific meetings.  Her past managerial experience included seven years as Chief Executive Officer of Mor Research Application, the technology transfer arm of Clalit Health Services, the largest healthcare provider in Israel.  Mor Research Application was also the first clinical research organization in Israel.  She was also involved in the establishment and served on the board of directors of several life sciences technology start-ups.  Dr. Fishman is also a board member of F.D. Consulting Ltd.

Ilan Cohn, Ph.D.*	57	Director	2011

Ilan Cohn, Ph.D. is a Patent Attorney and Senior Partner at the patent attorney firm Reinhold Cohn & Partners.  Dr. Cohn co-founded Can-Fite, served as its Chief Executive Officer until September 2004 and is currently Vice Chairman of the Can-Fite Board of Directors.  Dr. Cohn holds a Ph.D. in biology and is a patent attorney with many years of experience in the biopharmaceutical field.  He has served on the board of directors of a number of life science companies in Israel and in the United States.  He was also involved in the past in management of venture capital funds focused on investments in the life sciences industry.  Dr. Cohn served a number of years as a co-chairman of the Biotech Committee of the US-Israeli Science and Technology Commission.  Dr. Cohn is a Director of I.C.R.C. Management Ltd a company wholly owned by him.

Guy Regev*	43	Director	2011

Guy Regev is currently the Chief Executive Officer of Shaked Global Group, a privately-held equity investment firm that provides value added capital to environmental related companies and technologies.  Mr. Regev joined Shaked Global Group at the beginning of 2008.  Shaked Global Group is a major shareholder in Can-Fite and Mr. Regev is a director of Can-Fite.  Mr. Regev has over 12 years of experience in accounting, financial management and control and general management of commercial enterprises.  Prior to joining Shaked, Mr. Regev was Vice President, commercial business, at Housing & Construction Holding (“HCH”), Israel’s largest infrastructure company.  His duties included being responsible for the consolidation and financial recovery of various business units within HCH.  Prior to that, Mr. Regev carried several roles within the group including as a Chief Financial Officer and later the Chief Executive Officer of Blue-Green Ltd., the environmental services subsidiary of HCH.  Between 1999 and 2001, Mr. Regev was a manager at Deloitte & Touche, Israel.  Mr. Regev holds an LLB degree in Law (Israel) and is a licensed lawyer and has been a licensed CPA since 1999.  Mr. Regev is a director of Knollan Ltd, Lotus Bio, The Green Way Ltd, Yehuda Shtang Ltd, Raviv Revolution Ltd, Aeronautics Ltd, R.E.B.I. Ltd.

Roger Kornberg*	65	Director	2012

Dr. Roger D. Kornberg, Ph.D. Co-founded Cocrystal Discovery, Inc. in 2008 and serves as its Chief Scientist.  Dr. Kornberg has been a Professor, Department of Structural Biology and Medicine for Stanford University since 1978.  From 1984 to 1992, he served as the Chair of the Department of Structural Biology at Stanford and Professor of Harvard Medical School.  He serves as the Chairman of Scientific Advisory Board at Cocrystal Discovery, Inc.  He serves as a Member of the Board of Directors at Cocrystal Discovery, Inc.  He has been a Director of Protalix BioTherapeutics, Inc. since February 7, 2008 and Teva Pharmaceutical Industries Ltd. since July 17, 2007.  He serves as a Member of Scientific Advisory Board at Pacific Biosciences, Inc. (alternately Pacific Biosciences of California, Inc.). He has been a Member of Scientific Advisory Board at Epiphany Biosciences, Inc. since February 15, 2007.  He serves as a Member of Scientific Advisory Board at SuperGen Inc. (alternately Astex Pharmaceuticals, Inc.) and BioCancell Therapeutics Ltd.  He serves as a Member of Advisory Board at Deloitte LLP and Deloitte & Touche LLP.  Dr. Kornberg serves as a Member of Scientific Advisory Board at MDRNA, Inc. (alternately MDRNA Research, Inc.), a subsidiary of Nastech Pharmaceutical Company Inc. (alternately Marina Biotech, Inc.).  He is a Member of the U.S. National Academy of Sciences, an honorary member of other academies and professional societies in the United States, Europe, and Japan and a fellow of the American Academy of Arts and Sciences.  He is an author of over 200 published papers.  He was awarded the 2006 Nobel Prize in Chemistry for his seminal studies of the molecular basis of eukaryotic transcription, the biological process by which genetic information from DNA is copied to RNA.  His Nobel Prize-winning work included discovery of Mediator, a protein complex required to facilitate gene transcription, as well the solution of the three-dimensional crystal structure of RNA polymerase II, the most complex protein structure solved to date.  In addition to the Nobel Prize, Dr. Kornberg has been honored for his work with the Eli Lilly Award, the Passano Award, the Ciba-Drew Award, the Gairdner International Award (shared with R. Roeder), the Hoppe-Seyler Lecture Award, the Harvey Prize from the Technion (Israel Institute of Technology), the ASBMB-Merck Award, the Welch Prize in 2001, the Pasarow Award in Cancer Research, the Le Grand Prix Charles-Leopold Mayer in 2002 and the 2005 Alfred P. Sloan Jr. Prize.  He is a recipient of honorary degrees from universities in Europe and Israel, including the Hebrew University, where he is a Visiting Professor.  Dr. Kornberg received a BA Degree from Harvard in 1967 and a PhD in Chemistry from Stanford University in 1972 and did his postdoctoral studies with Aaron Klug and Francis Crick at the Medical Research Council (MRC) Laboratory of Molecular Biology in Cambridge (UK) where he discovered the Nucleosome.

Itay Weinstein	41	Chief Financial Officer	2011

Mr. Itay Weinstein is a Partner at Shimony C.P.A. and has been employed there since 1999.  He has served as our Chief Financial Officer since November 21, 2011.  Mr. Weinstein is also Can-Fite’s controller and has served as such since 2003.  Prior to that, Mr. Weinstein served as Auditor at Oren Horowitz.  Mr. Weinstein holds a B.A. in economics and accounting from the Tel Aviv University, Israel and has been a licensed CPA since 1999.  Mr. Weinstein is a board member of Uno Management and Consulting Ltd.

* Nominee for re-election at the 2012 annual shareholders meeting.

Directors are elected to hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.  Annual meetings of the stockholders, for the election of directors to succeed those whose terms expire, are to be held at such time each year as designated by the Board of Directors, which date shall be within 13 months of the last annual meeting of stockholders.  Officers of the Company are elected by the Board of Directors, which is required to consider that subject at its first meeting after every annual meeting of stockholders.  Each officer holds his office until his successor is elected and qualified or until his earlier resignation or removal.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director.

Director Independence

Our securities are not listed on a national securities exchange or in an inter-dealer quotation system which has requirements that directors be independent.  Therefore, we have adopted the independence standards of the American Stock Exchange, now known as the NYSE Amex Equities, to determine the independence of our directors and those directors serving on our committees.  These standards provide that a person will be considered an independent director if he or she is not an officer of the company and is, in the view of the company’s board of directors, free of any relationship that would interfere with the exercise of independent judgment.  Our board of directors has determined that Ilan Cohn, Guy Regev, and Roger Kornberg meet this standard, and therefore, would be considered to be independent.

Legal Proceedings

During the past ten years there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any of our directors or executive officers.

We are not aware of any legal proceedings in which any director, officer or affiliate of our company, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, or affiliate of our company, or security holder is a party adverse to us or our subsidiary or has a material interest adverse to us or our subsidiary.

Code of Ethics

We have not adopted a code of ethics that applies to our officers, directors and employees but plan to do so during the fiscal year ending December 31, 2012.

Meetings and Committees of the Board of Directors

During 2011, the Board of Directors held no meetings and acted by unanimous written consent three times.  Dr. Fishman and Messrs. Cohn and Regev were made directors in November 2011 and Mr. Kornberg was not a director in 2011.  We also did not hold an annual shareholders’ meeting in 2011.

We currently have no committees organized but we plan on organizing an audit committee, a compensation committee, and a nominating and governance committee during the fiscal year ending December 31, 2012.  The Board of Directors currently selects nominees for directorships.

Board Leadership Structure and Role in Risk Oversight

In accordance with our Bylaws, the Board elects our officers, including our Chief Executive Officer, Chief Financial Officer, and such other officers as the Board may appoint from time to time.  The Board has not currently separated the positions of Chairman of the Board and Chief Executive Officer, and Pnina Fishman currently serves as our Chairman and Chief Executive Officer.  The Board does not believe that separating these positions is necessary at this time in light of the composition of the Board, the management team and our overall leadership structure, the experience of Dr. Fishman in overseeing our day-to-day business while overseeing the Board, and our current business strategy.  Dr. Fishman has managed the competing demands for her time to effectively lead the Board and the management team.  Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment of corporate strategy.  Our Certificate of Incorporation and bylaws do not require that our Chairman and Chief Executive Officer positions be separate.  In the future, our Board periodically intends to consider whether changes to our overall leadership structure would be appropriate.

Our Chairman is responsible for chairing meetings of the Board.  Our bylaws provide that if our Chairman is unable to preside at meetings of the Board, our Chief Executive Officer, if such officer is a director, shall preside at such meetings.  Since our Chairman and Chief Executive Officer is currently the same person, if Dr. Fishman is unavailable, the Board may choose one of the other Directors to chair the relevant meeting of the Board.  Our Chairman is also responsible for chairing meetings of shareholders.  In her absence, the Board may appoint another party to chair the shareholders’ meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including strategic risks, enterprise risks, financial risks, regulatory risks, and others.  Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole, has responsibility for the oversight of risk management.  In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.  Our Chairman meets regularly with our Chief Financial Officer, our sole other senior officer, to discuss strategy and risks facing our business.  Senior management attends board meetings and is available to address any questions or concerns raised by our board of directors on risk management-related and any other matters.  The Board receives presentations from senior management on strategic matters involving our operations and intends to hold regular strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for our business.

Communications by Stockholders with Directors

The Company encourages stockholder communications to our board of directors and/or individual directors.  Stockholders who wish to communicate with our board of directors or an individual director should send their communications to the care of Ronen Kantor, Secretary, OphthaliX Inc., 12 Abba Hillel Silver Road, Ramat Gan, Israel 52506.  Mr. Kantor will maintain a log of such communications and will transmit as soon as practicable such communications to the Chairman of the Board or to the identified individual director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by Mr. Kantor.

Director Attendance at Annual Meetings

We will make every effort to schedule our annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors’ schedules.  While all directors are encouraged to attend our annual meeting of stockholders, there is no formal policy as to their attendance at annual meetings of stockholders.

EXECUTIVE COMPENSATION

Executive Compensation

No compensation was awarded to, earned by, or paid to any executive officer for services rendered in any capacities to our company and its subsidiaries for the years ended December 31, 2011 and 2010.  Mathew G. Rule served as our Chief Executive Officer from December 30, 2005, until November 21, 2011, at which time Pnina Fishman was appointed as our Chief Executive Officer and has served as such until the present time.

Equity Awards

Neither Mr. Rule nor Ms. Fishman held any unexercised options, stock that had not vested, or equity incentive plan awards at December 31, 2011.

On February 6, 2012, the Board of Directors and the shareholders adopted the 2012 Stock Incentive Plan (the “Plan”).  The purpose of the Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.

There are 4,900,000 shares of common stock authorized for non-statutory and incentive stock options, restricted stock units, and stock grants under the Plan, which are subject to adjustment in the event of stock splits, stock dividends, and other situations.

The Plan is administered by the Board of Directors.  The persons eligible to participate in the plan are as follows: all of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended, or any successor form) are eligible to be granted Awards under the Plan.  Each person who is granted an Award under the Plan is deemed a “Participant.”  “Award” means Options (as defined in Section 5(a)), “Restricted Stock” (as defined in Section 6(a)), “Restricted Stock Units” (as defined in Section 6(a)), “Other Stock-Based Awards” (as defined in Section 7(a)) and “Performance Awards” (as defined in Section 8(a)). follows: (a) employees of our company and any of its subsidiaries; (b) non-employee members of the board or non-employee members of the Board of Directors of any of its subsidiaries; and (c) consultants and other independent advisors who provide services to us or any of our subsidiaries.

The Plan will continue in effect until all of the stock available for grant or issuance has been acquired through exercise of options or grants of shares, or until February 6, 2022, whichever is earlier.  The Plan may also be terminated in the event of certain corporate transactions such as a merger or consolidation or the sale, transfer or other disposition of all or substantially all of our assets.

Compensation of Directors

No compensation was paid to any of our directors for the last fiscal year ended December 31, 2011.

We are currently considering the precise composition of our director compensation policy.  We may adopt a policy of paying independent directors an annual retainer, stock options and a fee for attendance at board and committee meetings.  We anticipate reimbursing each director for reasonable travel expenses related to such director’s attendance at board and committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of our common stock as of April 17, 2012, of (i) each person who is known to us to be the beneficial owner of more than 5 percent of our common stock, without regard to any limitations on conversion or exercise of convertible securities or warrants; (ii) all directors and named executive officers; and (iii) our directors and executive officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Pnina Fishman 1656 Reunion Avenue, Suite 250 South Jordan, Utah 84095	43,701	*
Itay Weinstein 1656 Reunion Avenue, Suite 250 South Jordan, Utah 84095	0	-
Ilan Cohn 1656 Reunion Avenue, Suite 250 South Jordan, Utah 84095	0	-
Guy Regev 1656 Reunion Avenue, Suite 250 South Jordan, Utah 84095	255,535(2)	*
Roger Kornberg 1656 Reunion Avenue, Suite 250 South Jordan, Utah 84095	58,749(3)	*
Executive Officers and Directors as a Group (5 Persons)	357,985	*
Can-Fite Biopharma Ltd. (4) 10 Bareket Street Kiryat Matalon P.O. Box 7537 Petah-Tikva 49170 ISRAEL	38,534,631	82.01%

* Less than 1%

(1)This table is based upon information supplied by officers, directors and principal stockholders and is believed to be accurate.  Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants, or other conversion privileges currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this table, are deemed outstanding for computing the percentage of the person holding such option, warrant, or other convertible instrument but are not deemed outstanding for computing the percentage of any other person.  Where more than one person has a beneficial ownership interest in the same shares, the sharing of beneficial ownership of these shares is designated in the footnotes to this table.  At April 17, 2012, we had 46,985,517 shares outstanding.

(2)Includes 156,225 shares of common stock held in a brokerage account.

(3)The Company granted ten-year options to Dr. Kornberg to purchase 235,000 common shares of the Company at $2.00 per share.  The options will vest as follows: 19,583 on March 31, 2012 and 19,583 on the last day of each month thereafter so long as he remains a director until fully vested.  The options were granted under the Company’s 2012 Stock Incentive Plan.

(4)Includes 2,160,102 shares of common stock issuable to Can-Fite upon the exercise of warrants.  The beneficial owners of Can-Fite holding 5% or more of Can-Fite’s outstanding ordinary shares are: Shaked Global 11.74%; Asend Technologies 6.12%; Giza Venture fund 5.94%.

Securities Authorized for Issuance under Equity Compensation Plan

As of December 31, 2011, there were no compensation plans (including individual compensation arrangements) under which our equity securities were authorized for issuance.  See above for information regarding the 2012 Stock Incentive Plan.

Change of Control

On November 21, 2011, the Company consummated its acquisition of all the outstanding interests in Eyefite Ltd., a private company incorporated on June 27, 2011 under the laws of the State of Israel, pursuant to an agreement dated November 21, 2011, by and between the Company and Can-Fite BioPharma Ltd (the “Transaction”).  The Transaction resulted in a change of control and is described fully in the Form 8-K filed with the SEC on November 23, 2011.

As indicated in the table above, Can-Fite Biopharma Ltd. beneficially owns approximately 83% of our outstanding common stock.  As a result this entity may, as a practical matter, be able to influence all matters requiring stockholder approval including the election of directors, merger or consolidation and the sale of all or substantially all of our assets.  This concentration of ownership may delay, deter or prevent acts that would result in a change of control, which in turn could reduce the market price of our common stock.

Other than as stated herein, there are no arrangements or understandings, known to us, including any pledge by any person of our securities:

•

The operation of which may at a subsequent date result in a change in control of the Company; or

•

With respect to the election of directors or other matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of our outstanding Common Stock to file with the Securities and Exchange Commission initial reports of ownership and changes in ownership of our Common Stock.  Such individuals are also required to furnish us with copies of all such ownership reports they file.  During the fiscal year ended December 31, 2011, no director, officer, or beneficial owner of more than 10% of our Common Stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 21, 2011, we completed a transaction (the “Transaction”) with Can-Fite by which it became a 5% shareholder through the issuance of 36,000,000 shares of our common stock in exchange for all of the issued and outstanding common stock of Eyefite.  In connection with the Transaction, Eyefite and Can-Fite entered into a License Agreement pursuant to which Can-Fite granted to Eyefite a sole and exclusive worldwide license for the use of CF101, Can-Fite’s therapeutic drug candidate, solely in the field of ophthalmic diseases (“CF101”).  Pursuant to the License Agreement, Eyefite agreed to make royalty payments, with a minimum annual royalty payment of $25,000 to Can-Fite.  Eyefite and Can-Fite also entered into a Services Agreement (the “Services Agreement”) under which Can-Fite agreed to manage all activities relating to pre-clinical and clinical studies performed for the development of the ophthalmic indications of CF101.  From the date of the Services Agreement on November 21, 2011, through December 31, 2011, Eyefite paid $0 to Can-Fite for its services, and for the first quarter of the current fiscal year ending December 31, 2012, Eyefite paid Can-Fite $861,640.  Dr. Fishman, our Chief Executive Officer, is also the Chief Executive Officer of Can-Fite and Messrs. Cohn and Regev, two of our directors, are also directors of Can-Fite.  Itay Weinstein, our Chief Financial Officer, is also the controller for Can-Fite.

Also in connection with the Transaction, we issued a warrant agreement (the “Warrant”) to Can-Fite by which Can-Fite has the right, at any time from November 21, 2011, until the earlier of (a) the 5th-year anniversary thereof and (b) the closing of the acquisition of our Company by another entity, resulting in the exchange of the our outstanding shares such that our stockholders prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, to convert its right to an additional fee under the Services Agreement into 2,160,102 shares of our common stock (subject to adjustment in certain circumstances).  The per share purchase price for the shares will be as follows: (i) in the event that within 12 months of November 21, 2011, we or any of our affiliates completes any transaction which has a “bio-dollar” value of more than $100 million, then the per share price for such shares shall be the par value of the shares of common stock, and (ii) at any other time, the per share price for such shares shall be $1.144.  The Warrant may be exercised on either a cash or a cashless basis, provided that if the Warrant is exercised on a cashless basis, the Warrant must be exercised in whole, not in part.

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young audited our consolidated financial statements for the year ended December 31, 2011.  Ernst & Young has served as our independent registered public accounting firm since December 1, 2011, following the dismissal of R.R. Hawkins & Associates International as such.  We had no disagreements with R.R. Hawkins & Associates International on accounting and financial disclosures.  R.R. Hawkins & Associates International’s work on our audit for 2010 was performed by full time, permanent employees and partners of R.R. Hawkins & Associates International.  The Board of Directors has appointed Ernst & Young to serve as our independent registered public accounting firm for the year ending December 31, 2012.

While we are not required to submit the appointment of our independent registered public accounting firm to a vote of stockholders for ratification, our board of directors is doing so as a matter of good corporate practice.  If stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain Ernst & Young, and may retain that firm or another without re-submitting the matter to our stockholders.   Even if our stockholders ratify the appointment, the Board of Directors may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be advisable and in the best interests of us and our stockholders.

Representatives of Ernst & Young are not expected to be present at the annual meeting.

Change of Accountants

On November 29, 2011, our board of directors recommended and approved the dismissal of R.R. Hawkins & Associates International, as our independent auditor effective as of that date.  The reports of this firm on our financial statements as of and for the fiscal years ended December 31, 2010, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for the fiscal year ended December 31, 2010 contained going concern qualifications because we had incurred losses since our inception and we had, at the date of such reports, current liabilities in excess of current assets.  On December 5, 2011, we filed a report on Form 8-K disclosing the dismissal of this firm.  During our two fiscal years ended 2010 and 2009 and during the subsequent interim period through the date of the report on Form 8-K, there were no disagreements with this firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of R.R. Hawkins & Associates International, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, and no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred.  We furnished R.R. Hawkins & Associates International with a copy of the disclosure in Form 8-K report.  They furnished us with a letter addressed to the Securities and Exchange Commission stating they agreed with the statements made by us in the report.

On December 1, 2011, we engaged Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“Ernst & Young”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our new independent registered public accountant to audit our financial statements for the year ended December 31, 2011.  The decision to change our independent registered public accounting firm was approved by our board of directors.  During the fiscal years ended December 2011 and 2010 and through the date of the Form 8-K report filed with the Commission on December 5, 2011, neither we nor anyone acting on our behalf consulted Ernst & Young with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Ernst & Young concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Vote Required and Recommendation of our Board of Directors

The affirmative vote of the holders of a majority of all shares casting votes at the annual meeting is required to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2012.

Our board of directors unanimously recommends a vote “FOR” this proposal.

SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID

Audit Fee

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of our annual financial statement and review of financial statements included in our 10-Q reports and services normally provided by the accountant in connection with statutory and regulatory filings or engagements were $39,000 for fiscal year ended 2011 and $10,500 for fiscal year ended 2010.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements that are not reported above were $0 for fiscal year ended 2011 and $0 for fiscal year ended 2010.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for fiscal year ended 2011 and $575 for fiscal year ended 2010.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above were $0 for fiscal year ended 2011 and $0 for fiscal year ended 2010.

We do not have an audit committee currently serving and as a result our board of directors performs the duties of an audit committee.  Our board of directors will evaluate and approve in advance, the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services.  We do not rely on pre-approval policies and procedures.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the year ended December 31, 2011, is being mailed to each shareholder of record on April 27, 2012, with this Information Statement.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

FOR THE 2013 ANNUAL MEETING OF CERX STOCKHOLDERS

Stockholders may present proper proposals for inclusion in the Company’s information statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner.  In order to be considered for inclusion for the 2012 annual stockholders’ meeting, stockholder proposals must be received by the Company no later than May 4, 2012.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the annual meeting.

SHAREHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders.  The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the information statement is delivered.  A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address or phone number set forth below.  Conversely, if multiple shareholders sharing an address receive multiple Information Statements and wish to receive only one, such shareholders can notify the Company at the address or phone number set forth above.

OTHER MATTERS

Our board of directors does not intend to bring any matters before the annual meeting other than those specifically set forth in the notice of the annual meeting and, as of the date of this information statement, does not know of any matters to be brought before the annual meeting by others.  If any other matters properly come before the annual meeting, or any adjournment or postponement of the annual meeting, it is the intention of the persons named in the accompanying proxy to vote those proxies on such matters in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC.  Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms.  The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.  The address of the SEC’s web site is http://www.sec.gov.

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